Exhibit 99.2

Quarterly Earnings Release

4 th Quarter FY 2003

July 29, 2003

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment projections.Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

➢	EPS

➢	Acquisition/Divestiture Update

➢	Financial Results

➢	Fiscal Year 2004 Outlook

➢	Questions & Answers

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Note: 4Q FY03 EPS was reduced by $0.06 for business realignment charges, offset by a $0.04 gain on the sale of a non-core business. 4Q FY02 EPS was reduced by $0.12 for business realignment charges and $0.32 for goodwill impairment.

Note: FY03 EPS was reduced by $0.14 for business realignment charges and $0.02 for an equity investment adjustment, offset by a $0.04 gain on the sale of a non-core business. FY02 EPS was reduced by $0.21 for business realignment charges, $0.04 for an equity investment adjustment, and $0.32 for goodwill impairment.

Name	Date	Sales	Description
Acquisitions:
MTS Automation	Apr 11, 2003	$25.5M	Custom motor business

Divestitures:
UAP Division	Jun 2, 2003	$20.0 M	sold to Triumph Group

	FY 2003	FY 2002
Sales	$1,660.7	$1,657.6
% change	0.2%
Sales from acquisitions & divestitures	$11.8	$1.8

Sales without acquisitions & divestitures	$1,648.9	$1,655.8

% change	-0.4%
Currency effects	$69.4

Sales without acquisitions, divestitures & currency	$1,579.5	$1,655.8

% change	-4.6%

	FY 2003				FY 2002
		% of Sales	Business Realignment & Equity Adj.	Divestiture		% of Sales	Business Realignment & Equity Adj.
Net sales	$1,660.7	100.0%			$1,657.6	100.0%
Cost of sales	1,382.6	83.3%	$6.5	$0.0	1,405.8	84.8%	$9.5

Gross profit	278.1	16.7%	(6.5)	0.0	251.8	15.2%	(9.5)
S, G & A	185.3	11.2%	0.0	0.0	184.4	11.1%	2.2
Goodwill impairment loss	0.0	0.0%	0.0	0.0	39.5	2.4%	0.0
Other income (deductions)
Interest expense	(22.2)	-1.3%	0.0	0.0	(19.6)	-1.2%	0.0
Interest & other income	3.1	0.2%	(3.5)	7.4	(6.3)	-0.4%	(9.4)

	(19.1)	-1.2%	(3.5)	7.4	(25.9)	-1.6%	(9.4)

Income before taxes	73.7	4.4%	(10.0)	7.4	2.0	0.1%	(21.1)
Income taxes	24.6	1.5%	(3.5)	2.8	13.8	0.8%	(7.3)

Net income	$49.1	3.0%	($6.5)	$4.6	($11.8)	-0.7%	($13.8)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.

	FY 2003	FY 2002

Sales	$6,410.6	$6,149.1
% change	4.3%

Sales from acquisitions & divestitures	$216.8	$85.8

Sales without acquisitions & divestitures	$6,193.8	$6,063.3

% change	2.2%

Currency effects	$192.1

Sales without acquisitions, divestitures & currency	$6,001.7	$6,063.3

% change	-1.0%

	FY 2003				FY 2002
		% of Sales	Business Realignment & Equity Adj.	Divestiture		% of Sales	Business Realignment & Equity Adj.
Net sales	$6,410.6	100.0%			$6,149.1	100.0%
Cost of sales	5,309.8	82.8%	$20.1	$0.0	5,116.5	83.2%	$24.0

Gross profit	1,100.8	17.2%	(20.1)	0.0	1,032.6	16.8%	(24.0)
S, G & A	721.1	11.2%	3.6	0.0	686.5	11.2%	9.0
Goodwill impairment loss	0.0	0.0%	0.0	0.0	39.5	0.6%	0.0
Other income (deductions)
Interest expense	(81.5)	-1.3%	0.0	0.0	(82.5)	-1.3%	0.0
Interest & other income	(0.8)	0.0%	(3.5)	7.4	(6.0)	-0.1%	(9.3)

	(82.3)	-1.3%	(3.5)	7.4	(88.5)	-1.4%	(9.3)

Income before taxes	297.4	4.6%	(27.2)	7.4	218.1	3.5%	(42.3)
Income taxes	101.1	1.6%	(8.4)	2.8	87.9	1.4%	(12.9)

Net income	$196.3	3.1%	($18.8)	$4.6	$130.2	2.1%	($29.4)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.

	FY 2003		FY 2002
	4th Qtr	YTD	4th Qtr	YTD
Sales
As reported	$716.1	$2,840.6	$768.4	$2,792.3
% change	-6.8%	1.7%
Acquisitions	$6.7	$96.8	$0.0	$0.0

without Acquisitions	$709.4	$2,743.8	$768.4	$2,792.3

% change	-7.7%	-1.7%

Currency effects	$2.7	$0.0	$0.0	$0.0

without Acquisitions & Currency	$706.7	$2,743.8	$768.4	$2,792.3

% change	-8.0%	-1.7%

Operating margin
As reported	$34.6	$155.3	$39.2	$141.3
% of sales	4.8%	5.5%	5.1%	5.1%

Business Realignment	$3.1	$8.3	$2.6	$8.9

	FY 2003		FY 2002
	4th Qtr	YTD	4th Qtr	YTD
Sales
As reported	$428.4	$1,584.4	$366.2	$1,278.7
% change	17.0%	23.9%
Acquisitions	$5.1	$100.2	$0.0	$0.0

without Acquisitions	$423.3	$1,484.2	$366.2	$1,278.7

% change	15.6%	16.1%

Currency effects	$52.7	$151.9	$0.0	$0.0

without Acquisitions & Currency	$370.6	$1,332.3	$366.2	$1,278.7

% change	1.2%	4.2%

Operating margin
As reported	$23.5	$96.3	$10.6	$60.7
% of sales	5.5%	6.1%	2.9%	4.7%

Business Realignment	$1.8	$7.9	$3.7	$12.3

	FY 2003		FY 2002
	4th Qtr	YTD	4th Qtr	YTD
Sales
As reported	$276.8	$1,109.6	$286.8	$1,172.6
% change	-3.5%	-5.4%
Acquisitions	$0.0	$0.0	$0.0	$0.0

without Acquisitions	$276.8	$1,109.6	$286.8	$1,172.6

% change	-3.5%	-5.4%

Currency effects	$1.9	$6.4	$0.0	$0.0

without Acquisition & Currency	$274.9	$1,103.2	$286.8	$1,172.6

% change	-4.1%	-5.9%

Operating margin
As reported	$34.0	$157.3	$37.3	$189.4
% of sales	12.3%	14.2%	13.0%	16.2%

Business Realignment	$1.4	$2.5	$1.1	$4.7

	FY 2003		FY 2002
	4th Qtr	YTD	4th Qtr	YTD
Sales
As reported	$181.4	$665.6	$185.4	$612.5
% change	-2.2%	8.7%
Acquisitions	$0.0	$19.8	$0.0	$0.0

without Acquisitions	$181.4	$645.8	$185.4	$612.5

% change	-2.2%	5.4%

Currency effects	$4.0	$10.9	$0.0	$0.0

without Acquisitions & Currency	$177.4	$634.9	$185.4	$612.5

% change	-4.3%	3.7%

Operating margin
As reported	$19.1	$63.4	$16.9	$48.0
% of sales	10.5%	9.5%	9.1%	7.8%

Business Realignment	$0.3	$1.2	$2.3	$2.3

	FY 2003		FY 2002
	4th Qtr	YTD	4th Qtr	YTD
Sales
As reported	$57.9	$210.3	$50.8	$293.0
% change	14.0%	-28.2%
Acquisitions & divestitures	$0.0	$0.0	$1.8	$85.8

without acquisitions & divestitures	$57.9	$210.3	$49.0	$207.2

% change	18.2%	1.5%

Currency effects	$8.0	$22.7	$0.0	$0.0

without acquisitions, divestitures & currency	$49.9	$187.6	$49.0	$207.2

% change	1.8%	-9.5%

Operating margin
As reported	$4.6	$11.6	($7.0)	$6.7
% of sales	7.9%	5.5%	-13.9%	2.3%

Business Realignment	$0.0	$1.3	$2.0	$4.7
Divestitures			($0.3)	($5.3)

	FY 2003	FY 2002

Industrial North America	5.5%	5.1%

Industrial ROW	6.1%	4.7%

Aerospace	14.2%	16.1%

Climate & Industrial Controls	9.5%	7.8%

Other	5.5%	2.3%

Total	7.5%	7.3%

Increased operating margin 20 bps despite flat sales, Aerospace decline and $60 million increase in pension, insurance and medical.

as of June 30	2003	2002	Change
Assets:

Current Assets:
Cash and cash equivalents	$245.8	$46.4	$199.4
Accounts receivable, net	1,002.1	1,006.3	(4.2)
Inventories	997.2	1,052.0	(54.8)
Prepaid expenses	51.9	48.5	3.4
Deferred income taxes	99.8	82.4	17.4

Total current assets	$2,396.8	$2,235.6	$161.2
Plant & equipment, net	1,657.4	1,697.0	(39.6)
Goodwill	1,108.6	1,083.8	24.8
Intangible assets, net	59.4	51.3	8.1
Other assets	763.4	684.9	78.5

Total assets	$5,985.6	$5,752.6	$233.0

as of June 30	2003	2002	Change
Liabilities and shareholders' equity

Current liabilities:
Notes payable	$424.2	$416.7	$7.5
Accounts payable	437.1	443.5	(6.4)
Accrued liabilities	497.3	451.3	46.0
Accrued domestic and foreign taxes	65.1	48.3	16.8

Total current liabilities	$1,423.7	$1,359.8	$63.9

Long-term debt	966.3	1,088.9	(122.6)
Pension and other postretirement benefits	920.4	508.3	412.1
Deferred income taxes	20.8	77.0	(56.2)
Other liabilities	133.5	135.1	(1.6)
Shareholders' equity	2,520.9	2,583.5	(62.6)

Total liabilities and shareholders' equity	$5,985.6	$5,752.6	$233.0

for the years ended June 30	2003	2002
Net income	$196.3	$130.2
Depreciation & amortization	259.2	281.6
Net change in receivables, inventory & payables	140.5	171.1
Net change in other assets & liabilities	(66.4)	1.4
Other, net	27.9	46.7

Net cash provided by operating activities	$557.5	$631.0

Acquisitions	$(16.6)	$(388.3)
Capital expenditures	(158.3)	(206.6)
Other	37.7	(13.8)

Net cash used in investing activities	$(137.2)	$(608.7)

Common share activity	$9.4	$20.2
(Payments of) proceeds from debt, net	(145.8)	61.7
Dividends	(85.8)	(82.8)

Net cash (used in) provided by financing activities	$(222.2)	$(0.9)

Effect of exchange rate changes on cash	1.4	1.4

Net increase in cash and cash equivalents	$199.5	$22.8

Financial Leverage

Debt to Debt Equity
38.0%
36.0%
34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
Target
35.6%
FY99
FY00
FY01
FY02
FY03

anything Parker Possible.

New Order Rates

North America

-6
30
20
10
0
-10
-20
-30
-40
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A
96
97
98
99
00
01
02
03

Current month vs. prior year

anything Parker Possible.

New Order Rates

R.O.W.

30
25
20
15
10
5
0
-5
-10
-15
-3
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A
96
97
98
99
00
01
02
03

Current month vs. prior year

anything Parker Possible.

New Order Rates

Aerospace

+14
30
20
10
0
-10
-20
-30
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A
96
97
98
99
00
01
02
03

Average last 12 months orders to previous 12 months orders

anything Parker Possible.

➢	Sales Growth versus FY 2003

➢ Industrial North America	2.0%	to	5.0%

➢ Industrial ROW	5.0%	to	8.0%

➢ Aerospace	-8.0%	to	-5.0%

➢ Climate & Industrial Controls	-3.0%	to	0.0%

➢ Other	2.0%	to	5.0%

➢	Operating Income change versus FY 2003

➢ Industrial North America	20.0%	to	30.0%

➢ Industrial ROW	20.0%	to	30.0%

➢ Aerospace	-30.0%	to	-15.0%

➢ Climate & Industrial Controls	0.0%	to	10.0%

➢ Other	10.0%	to	20.0%

➢	Corporate Admin.	+ or -	5% vs. FY 2003

➢	Interest Expense	+ or -	5% vs. FY 2003

➢	Other		same as FY 2003

➢	Tax Rate		34.5%

➢	EPS will be 20% to 30% below 1st quarter of FY 2003

Questions & Answers...

anything Parker Possible.™

anything Parker Possible.